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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                        DATE OF REPORT:  AUGUST 20, 1997
                       (Date of earliest event reported)




                 SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)





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
MICHIGAN                      COMMISSION FILE NO. 333-2522-01               38-3144240
(State of Organization)                                             (IRS Employer I.D. No.)
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                             31700 MIDDLEBELT ROAD
                                   SUITE 145
                        FARMINGTON HILLS, MICHIGAN 48334
                    (Address of principal executive offices)



                                 (248) 932-3100
              (Registrant's telephone number, including area code)







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ITEM 5. OTHER EVENTS.

     On August 20, 1997, Sun Communities Operating Limited Partnership, a Michigan limited partnership (the "Issuer"), established a program for the issuance from time to time of up to $100,000,000 aggregate principal amount of the Issuer's Medium-Term Notes Due Nine Months or More from Date of Issue (the "Notes"). Any issuance of the Notes will be pursuant to the registration statements on Form S-3 of the Issuer and Sun Communities, Inc., a Maryland corporation (Registration Numbers 33-95694, 333-1822, 333-2522, and 333-14595)
(the "Registration Statements"), and the related Prospectus, dated October 30, 1996, and Prospectus Supplement, dated August 20, 1997.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


     (c) The following exhibits are filed as part of this Report and as part of the Registration Statements:

           1.1 Distribution Agreement, dated August 20, 1997, among the Issuer, Sun Communities, Inc., a Maryland corporation, and Lehman Brothers Inc. regarding the Notes

           4.1 Indenture, dated as of April 24, 1996, among the Issuer, Sun Communities, Inc., a Maryland corporation, and Bankers Trust Company, as Trustee (incorporated by reference to the Current Report of Sun Communities, Inc. on Form 8-K dated April 24, 1996)

           4.2  First Supplemental Indenture, dated as of August
                20, 1997, among the Issuer, Sun Communities, Inc., a Maryland corporation, and Bankers Trust Company, as Trustee

           4.3  Form of Fixed-Rate Note

           4.4  Form of Floating-Rate Note

           5.1 Opinion of Jaffe, Raitt, Heuer &Weiss, Professional Corporation, special counsel to the Issuer, as to the legality of the Notes

           8.1 Opinion of Jaffe, Raitt, Heuer &Weiss, Professional Corporation, special counsel to the Issuer, as to certain federal tax matters

          25.1  Statement of Eligibility of Trustee on Form T-1
                (incorporated by reference to the Registration Statement on Form S-3 filed by the Issuer and Sun Communities, Inc. (File No. 333-2522))



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP a Michigan limited partnership

                        By:   Sun Communities, Inc., a Maryland corporation

                        Its:  General Partner


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
Date:  August 20, 1997        By:   /s/  Jeffrey P. Jorissen
                                  ------------------------------
                                    Jeffrey P. Jorissen, Senior Vice President,
                                    Treasurer, Chief Financial Officer, and Secretary
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                                 EXHIBIT INDEX


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
Exhibit                                                                  Filed
Number   Description                                                    Herewith
------   -----------                                                    --------
  1.1    Distribution Agreement, dated August 20, 1997, among the          X
         Issuer, Sun Communities, Inc., a Maryland corporation, and
         Lehman Brothers Inc. regarding the Notes

  4.1 Indenture, dated as of April 24, 1996, among the Issuer, Sun Communities, Inc., a Maryland corporation, and Bankers Trust Company, as Trustee (incorporated by reference to the Current Report of Sun Communities, Inc. on Form 8-K dated April 24, 1996)

  4.2    First Supplemental Indenture, dated as of August 20, 1997,        X
         among the Issuer, Sun Communities, Inc., a Maryland corporation, and Bankers Trust Company, as Trustee

  4.3    Form of Fixed-Rate Note.                                          X

  4.4    Form of Floating-Rate Note.                                       X

  5.1    Opinion of Jaffe, Raitt, Heuer &Weiss, Professional               X
         Corporation, special counsel to the Issuer, as to the legality of the Notes

  8.1    Opinion of Jaffe, Raitt, Heuer &Weiss, Professional               X
         Corporation, special counsel to the Issuer, as to certain federal tax matters

  5.12   Statement of Eligibility of Trustee on Form T-1
         (incorporated by reference to the Registration Statement on Form S-3 filed by the Issuer and Sun Communities, Inc. (File No. 333-2522))
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